EXHIBIT 10.7

                                     LEASE

     This agreement of lease made and entered into this 7th day of November, 1969, by and between Fred Vincent, married to and living with Juanita Vincent, born Cole, a resident of Sugartown, Louisiana, herein called VINCENT, and Petro-Tex Chemical Company, herein represented by its duly authorized Vice President, which corporation is herein called COMPANY.

                              W I T N E S S E T H:

                                       1.

     Vincent hereby leases to Company, the following described property situated in Calcasieu Parish, Louisiana, to-wit:

                  See Lease Description attached as Exhibit A

                   and Plat attached as Exhibit B, both being

                             a part of this lease.

                                       2.

     This lease is made and entered into for a term of five years commencing November 7, 1969, and ending November 6, 1974.

                                       3.

     The rental to be paid by Company to Vincent shall be a total of Thirty-three thousand and no/100 dollars ($33,000.00) for the five (5) year period which shall be paid Three thousand ($3,000) in cash upon signing of lease and sixty (60) equal installments of Five hundred dollars ($500) monthly in advance, commencing on the date that this lease commences and continuing on the same day of each month thereafter.

                                       4.

     All rentals to be paid by Company under this lease shall be paid to Vincent by depositing the same to his credit in Calcasieu Marine National Bank, Sulphur, Louisiana, or its successor, which is hereby designated and may hereinafter be referred to as the "Depository Bank" of Vincent and which is hereby constituted his agent to receive said funds, or at such other depository bank as Vincent may from time to time designate in writing to Company. Payment of the rentals to Vincent shall be deemed to have been made as of the date that the Depository Bank receives Company's check. Should Vincent assign or convey all or a part of the leased premises or the rentals herefrom, the rentals shall be apportioned in accordance with the interest assigned and conveyed, but said assignments and conveyances shall not be binding upon Company until 15 days after Company has received: (a) a certificate of change of ownership executed by all of the owners of Vincent's interest and showing upon its face the name and address of the then owner or owners, their interest and the nature of their interest and the amount of lease rentals to be paid to them respectively, as well as the designation of a Depository Bank in which the lease rentals or a portion thereof may be deposited to the respective owners of the interests shown thereon: (b) a certified copy of the recorded instrument or instruments evidencing such change of ownership.

                                       5.

     Company may use the leased property for any industrial, commercial or other lawful purposes, and may construct thereon any and all improvements which in its discretion are deemed appropriate, including without limitation reshaping of the contour of the land, construction and laying of foundations, erection of buildings and other structures, and the installation of fixtures, equipment and machinery.

                                       6.

     Company shall have the full and exclusive authority during the term of this lease to grant servitudes on, over and across the leased property on such terms and conditions, and containing such provisions, as in

                                       1

its sole discretion are deemed desirable, and shall be entitled to the compensation, if any, paid for such servitudes, provided that the term of each servitude voluntarily granted by Company shall expire upon the expiration or termination of this lease, and provided that any servitude to continue for a term longer than the term of this lease can be granted only by both Vincent and Company, reserving to each their respective rights to the compensation paid or awarded therefor.

     At the expiration or termination of this lease, Vincent shall have the option to require removal, at the expense of the servitude owner, of all equipment installed under any servitudes granted solely by Company, or to allow such equipment to remain in place; failure by Vincent to act on this option within 60 days following the expiration or termination of this lease shall be deemed the election by Vincent to allow the equipment to remain in place.

                                       7.

     Vincent shall promptly pay all taxes and special assessments on the land leased herein, and Company shall promptly pay all taxes on the buildings and other improvements constructed or installed thereon, and shall pay all utility bills relating to its use of the property.

                                       8.

     At the termination or expiration of this lease for any reason, Company may, but shall not be required to, remove any or all buildings, structures, and other improvements of any kind, as well as any or all fixtures, equipment and machinery, which it has constructed or installed thereon, whether movable, immovable or fixed. It is agreed by Company that in event they elect to remove all or any part of the buildings, structures, fixtures, equipment machinery and any other improvements of any kind, they shall not remove any part of the dock structure and agree that title to same shall be transferred to Vincent. Any removals must be accomplished by Company within 180 days after termination or expiration of the lease for any reason, and failure by Company timely to complete such removals shall vest in Vincent full title to all buildings, structures, improvements, fixtures, equipment, machinery and other property remaining on the leased premises.

                                       9.

     At the termination or expiration of this lease, Company shall deliver up the leased premises in good order and condition, except for natural deterioration and damage by fires, tornado or other casualty, the removal of fixtures, equipment and machinery, and the elements; in any event, Company shall deliver the leased premises to Vincent free of trash and rubbish, and shall backfill and level all pits and excavations created by the removal of buildings, structures, improvements, fixtures, equipment, machinery and other property.

                                      10.

     Company shall properly execute and fulfill all the ordinances, rules and regulations of any governmental agency applicable to the leased premises because of its use of said premises, and all orders and requirements imposed by the Board of Health, Sanitary and Police Departments, for the correction, prevention and abatement of nuisances in or upon or connected with the premises because of Company's use thereof during the term of the lease, all at Company's expense.

                                      11.

     Company may assign this lease or sub-let the leased premises or any portions thereof, however, it shall remain liable to Vincent under all the terms, conditions, covenants and obligations of this lease. Vincent may sell or transfer the land herein described, in which event, his transferee shall assume the obligations of Vincent.

                                      12.

     Vincent shall not be liable to Company or to Company's employees, patrons or visitors, or to any other person for any damage to person or property caused by any act, omission or neglect of Company or any

                                       2

other tenant of the leased premises, and Company agrees to hold Vincent harmless from all claims for any such damage, whether the injury occurs on or off the leased premises.

                                      13.

     If Company should default for a period of 15 days in the payment of any installment of the rentals or taxes, and if such default should continue for a period of 30 days after written notice of such default and request for compliance having been given Company by Vincent (with a copy of said notice to any mortgagee of Company for whom a mailing address has theretofore been left with Vincent for such purposes herein provided), Vincent may at any time thereafter during the continuance of said default, at his election, declare this lease cancelled and terminated.

     If Company should default for a period of ten (10) days in the performance of any of its convenants or obligations other than those set forth in the immediately preceding paragraph, and if such default shall continue for a period of ninety (90) days after written notice of such default and request for compliance having been given Company by Vincent (with a copy of said notice to any mortgagee of Company for whom a mailing address has heretofore been left with Vincent for such purposes as herein provided) -- or if Company is timely and diligently pursuing all legal remedies to secure compliance with the terms of this lease, such ninety (90) day period of time shall be extended for such additional period of time, and for only such period of time as Company is proceeding timely and with due diligence in the exercise of all legal remedies available to Company to secure compliance with the terms of this lease -- Vincent may at any time thereafter during the continuance of said default, at his election, declare this lease cancelled and terminated.

     If Vincent elects to declare this lease cancelled and terminated as provided above, Company shall pay Vincent all past due rental and, as liquidated damages, a sum equal to all of the rental which would become due under the lease for the unexpired term if the lease should have remained in full force and effect, and Vincent's lessor's lien shall remain in full force and effect on and against all property on the leased property to secure payment of said claims.

                                      14.

     If Company shall at any time during the term hereof be adjudged a bankrupt, or shall make a voluntary assignment for the benefit of creditors, or if a receiver of Company shall be appointed, or if this lease shall by operation of law devolve on or pass to another person, or persons, other than Company, or any of its successors and assigns, sub-tenants, sub-lessees, mortgages or other lien holders, then and in each of said cases:

     (a) If there be only one lessee and there be a mortgage of this lease, then this lease shall thereupon be deemed ipso facto assigned to said mortgagee; or

     (b) If there be more than one lessee, the interest of each lessee involved in any of said proceedings shall thereupon be deemed ipso facto assigned in equal shares to the other lessees; or

     (c) if there be only one lessee, and no mortgagee of lessee and if there be a sub-lessee of lessee, this lease shall thereupon be deemed ipso facto assigned to the sub-lessee of lessee holding the first sub-lease in point of time subject to any other subleases then in force;

     (d) if there be only one lessee, and if there be no mortgagee of lessee or sub-lessee of lessee, this lease shall thereupon ipso facto terminate and come to an end; and if this lease should so terminate, Company shall pay Vincent all past due rental and, as liquidated damages, a sum equal to all of the rental which would become due under the lease for the unexpired term if the lease should have remained in full force and effect, and Vincent's lessor's lien shall remain in full force and effect on and against all property on the leased property to secure payment of said claims.

                                      15.

     Should Company mortgage or otherwise encumber the leasehold estate created hereby or any buildings, structures, improvements, fixtures, equipment, machinery, or other property, upon the leased premises, Company shall give Vincent written notice thereof and the name and address of such mortgages;

                                       3

and thereafter, while said mortgages or other encumbrances are in force, Vincent shall give said mortgagees a duplicate copy of any and all notices of default or other notices in writing which Vincent may give or serve upon Company pursuant to the terms of this lease. A different address may be designated by such mortgagees by written notice delivered to Vincent from time to time. Any such mortgagees may, at their option, at any time before the rights of Company shall have been forfeited to Vincent, as provided for in this lease, pay any of the rents or other sums of money herein stipulated to be paid by Company or do any other act or thing required of Company by the terms of this lease; and all payments so made and all things so done or performed by any such mortgagees shall be as effective to prevent a forfeiture of the rights of Company hereunder as the same would have been if done and performed by Company instead of by any such mortgagees. Any such mortgages or encumbrances so given by Company may provide that, as between any such mortgages and Company, said mortgagee, on making good and performing any such default or defaults on the part of Company, shall be thereby subrogated to any and all of the rights of Company under the terms and provisions of this lease. No such mortgagee of the rights and interests of Company hereunder shall be or become entitled to be treated by Vincent as an assignee of this lease until such time as said mortgagee shall by foreclosure or other appropriate proceedings in the nature thereof, or as the result of any other action or by proper conveyance from Company, acquire the rights and interests of Company under the terms of this lease.

                                      16.

     It is agreed and understood that any holding over by the Company of the leased premises after the expiration of this lease shall operate and be construed as a month to month lease at a rental to be negotiated.

                                      17.

     Company shall have the right to renew this lease for nine (9) additional terms of five (5) years each by giving notice of its election to renew at least ninety (90) days before the end of the primary term or the end of any extended term of the lease. Renewals shall be on the same conditions and under the same covenants, except that the rental shall be paid monthly in advance as follows:


                       74 - 79 -- 1st renewal  $550 per month
                       79 - 84 -- 2nd renewal  $561 per month
                       84 - 89 -- 3rd renewal  $595 per month
                  89 - 11/6/94 -- 4th renewal  $631 per month
             11/9/94 - 11/6/99 -- 5th renewal  $673 per month
                11/9/99 - 2004 -- 6th renewal  $713 per month
              11/9/2004 - 2009 -- 7th renewal  $761 per month
                   2009 - 2014 -- 8th renewal  $806 per month
                   2014 - 2019 -- 9th renewal  $854 per month

                                      18.

     Provided Company is not in default with the terms, conditions and covenants of this lease which it is perform, then Vincent guarantees Company quiet enjoyment of the leased premises during the term of this lease.

                                      19.

     No waver by Vincent of any default or breach of any term, covenant, condition, agreement, provision, or stipulation herein contained shall be treated as a waiver of any subsequent default or breach of the same or any other term, covenant, condition, agreement, provision, or stipulation hereof.

                                      20.

     All notices required in this lease shall be given in writing and by registered or certified mail. Notice to Vincent shall be sent to him at Route 1, Box 164, DeRidder, Louisiana, with a copy to Calcasieu Marine National Bank of Sulphur, Louisiana, or such other address as he shall hereafter designate in writing to Company.

                                       4

     Notice to Company shall be sent to it at P. O. Box 2584 Houston, Texas (77001), or to such other address as Company shall hereafter designate in writing to Vincent. Notices to the mortgagees of Company shall be sent to them at such address as shall hereafter be designated in writing to Vincent.

                                      21.

     Either party who defaults in the performance of his obligations under this lease shall be liable to the other party for all reasonable attorney's fees and expenses incurred in enforcement of the lease provisions or collection of damages.

                                      22.

     The provisions of this lease shall inure to the benefit of and shall be binding upon the heirs, successors and assigns, respectively, of the parties hereto.

     THUS DONE, READ AND SIGNED by Fred Vincent, at Lake Charles, Louisiana, on this 10th day of November, 1969 in the presence of the undersigned competent witnesses.

WITNESSES:

RAY BURGESS

ELAYNE C. BURGESS

                                          FRED VINCENT
                                          Fred Vincent

                                          (NEED NAME)
                                          NOTARY PUBLIC

     THUS DONE, READ AND SIGNED by William A. McMinn on this 7th day of November, 1969, in the presence of the undersigned competent witnesses:

WITNESSES:

(NEED NAME)

CLEO M. MERCER

                                 Cleo M. Merce
                 Notary Public in and for Harris County, Texas
                       My Commission Expires June 1, 1971

                                          PETRO-TEX CHEMICAL COMPANY

                                          BY WILLIAM A. McMINN

                                   EXHIBIT A
                        Descriptions of Tracts I and II

TRACT I

     Commencing at the southwest corner of the southwest quarter of the southeast quarter (SW Cor. Of SW1/4 of SE1/4) of Section 7, Township 10 South, Range 9 West, Louisiana Meridian, in Calcasieu Parish, Louisiana.

     Thence along the north and south center-line of said Section 7, N 0 degrees 14' E, a distance of 1059.6'. Thence S 89 degrees 49' E a distance of 118.61' to the east right of way line of State Highway 108 and to the point of commencement.

     Thence continuing S 89 degrees 49' E a distance of 585.67' to the east property line of lessor. Thence N 0 degrees 11' E along said east property line a distance of 125.4' to the right descending bank of Bayou D'Inde.

     Thence, following the meander of the said right descending bank of Bayou D'Inde, upstream to intersection of said bank of the bayou with the downstream boundary of leasehold of The Firestone Tire and

                                       5

Rubber Company as per lease agreement with lessor dated June 14, 1962 and recorded in Calcasieu Parish Files, Number 889407, Book 822, Page 548. Said point is located at the present bank line which has been dredged some 40' more or less inshore from the shore line in 1962 as described in said lease boundaries. This upstream point on the bayou is located N 71 degrees 42' 30" W and at a distance of 454.32' from the downstream point on the bayou. Thence S 25 degrees 23' W along said Firestone lease boundary a distance of 60.0'. Thence continuing along said Firestone lease boundary S 81 degrees 13' W, a distance of 130.63' to the said east right of way line of State Highway 108. Thence along said right of way line S 0 degrees 02' E a distance of 191.95' to the point of commencement.

TRACT II

     Commencing at the southeast corner of the above described tract. Thence S 0 degrees 11' W a distance of 638.71' to the extended north line of property of Adam Vincent. Thence S 89 degrees 53' W along said extension and along said north line of property of Adam Vincent a distance of 234.4' to the northwest corner of said Adam Vincent property. Thence S 0 degrees 12' W along the west property line of said Adam Vincent property a distance of 417.2' to the south line of said Section 7. Thence S 89 degrees 53' W along said section line 30'. Thence N 0 degrees 12' E a distance of 447.2'. Thence N 89 degrees 53' E a distance of 234.4'. Thence N 0 degrees 11' E a distance of 608.71' to the south line of Tract I described above. Thence S 89 degrees 49' E along said south line of Tract I a distance of 30' to the point of commencement.

     The above descriptions are subject to all servitudes of record.

                         "PLEASE DESCRIBE THIS PAGE"

STATE OF LOUISIANA          FOURTEENTH JUDICIAL DISTRICT

PARISH OF CALCASIEU          OFFICE OF THE CLERK OF COURT

     I HEREBY CERTIFY, That the foregoing is a true and correct copy of the original Lease filed for record in this office November 28, 1969, bearing File No. 1157790, and duly recorded on December 1, 1969, in Book 1099 of Conveyances on page 717, et seq.

     IN TESTIMONY WHEREOF, witness my official signature and seal of office at Lake Charles, Louisiana, on this the 1 day of December 1, A.D. 1969.

                                        ACTON HILLEBRANDT, CLERK OF COURT,
                                        By PRESTON MILLER
                                        Deputy Clerk of Court

                                                       OFFICE OF
                                         CLERK OF COURT AND EX-OFFICIO RECORDER
                                             PARISH OF CALCASIEU, LOUISIANA

DEAR SIR:

This certifies that there has been received for recordation an Act of Lease from Fred Vincent to Petro-Tex. Chemical Corp. filed for record on the 28 day of November, 1969, bearing file No. 1157790 recorded in Conveyance Record No. 1099 page 717, Mortgage Record No. , page , Record No. , page of the records of the Parish of Calcasieu, State of Louisiana.

Recording fee 15.00                            ACTON HILLEBRANDT, Clerk of Court

Copy 1.00                                                       By MELODY WILSON

NOTE: All Notarial Acts and all Private Acts affecting real estate must remain on file in this office (R.S. Section 30 and Act. No. 212 of the General Assembly of the year 1920.)

                              ASSIGNMENT OF LEASE

                                       6

STATE OF
LOUISIANA  Section
    Section
PARISH OF
CALCASIEU  Section

     THIS AGREEMENT is made by and between PETRO-TEX CHEMICAL COMPANY, called the "Assignor" in this Agreement, and TEXAS BUTYLENE CHEMICAL CORPORATION, a wholly-owned subsidiary of Texas Petrochemicals Corporation, called the "Assignee" in this Agreement.

                              W I T N E S S E T H:

     WHEREAS, a Lease was executed on the 7th day of November, 1969, by and between Fred Vincent, married to and living with Juanita Vincent, born Cole, a resident of Sugartown, Louisiana, and the Assignor as lessee, by the terms of which the real property described on Exhibit "A" to said Lease was leased to the Assignor as lessee pursuant to the terms and provisions set forth therein; and

     WHEREAS, the Lease was amended by an Amendment to Agreement of Lease dated March 31, 1970; and

     WHEREAS, Paragraph 11 of the Lease Agreement dated November 7, 1969, specifically provides that the Assignor may assign or sublet the leased premises or any portion thereof, however, Assignor shall remain liable to the lessor under all of the terms, conditions, covenants and obligations of said Lease; and

     WHEREAS, the Assignor now desires to assign the Lease to the Assignee and the Assignee desires to accept the assignment:

     In consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged by this Agreement, and the agreement of the Assignee set forth below, the Assignor assigns to the Assignee and the Assignee's successors and assigns all right, title and interest in and to the Lease described above, and the Amendment thereto, copies of which Lease and Amendment thereto are attached to this Assignment as Exhibits "A" and "B", respectively. The Assignee accepts the assignment and, in addition, expressly assumes and agrees to perform and fulfill all of the terms, covenants, conditions and obligations required by the Assignor as the lessee under that Lease, including the making of all payments due or to be payable on behalf of the lessor when due and payable.

     This Assignment of Lease is effective as of June 21, 1984.

     This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their successors in interest and assigns.

     WITNESS THE EXECUTION HEREOF before the undersigned witnesses on this the 15th day of October, 1991.

                                          PETRO-TEX CHEMICAL COMPANY
                                          By: E. J. MILLER
                                          Vice President

                                                                    "Assignor"

Witnesses:
CHRISTINA YEPZ
FRANKIE R. CARTER

                                          TEXAS BUTYLENE CHEMICAL CORPORATION
                                          a wholly owned subsidiary of Texas
                                          Petrochemicals Corporation

                                          By: JOHN T. SHELTON
                                          Vice President

                                                                    "Assignee"

                                       7

Witnesses:
LANELL COOKE
D. BANDEIRA DE MELLO

THE STATE OF
TEXAS  Section
    Section
COUNTY OF
HARRIS  Section

On this 15th day of October, 1991, before me personally appeared E.J. MILAM, to me personally known, who, being by me duly sworn, did say that he is the Vice President of Petro-Tex Chemical Corporation and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and the said E.J. MILAM acknowledged said instrument to be the free act and deed of said corporation.

WITNESS my official signature and seal as such notary public on the day, month and year first above written.

                                          WANDA R. SMITH
                                          Notary Public In and For
                                          Harris County, TEXAS
                                          My Commission Expires: 3-28-95

THE STATE OF
TEXAS  Section
    Section
COUNTY OF
HARRIS  Section

On this 16th day of October 1991, before me personally appeared JOHN T. SHELTON, to me personally known, who, being by me duly sworn, did say that he is the Vice President of Texas Butylene Chemical Corporation and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and the said JOHN T. SHELTON acknowledged said instrument to be the free act and deed of said corporation.

WITNESS my official signature and seal as such notary public on the day, month and year first above written.

                                          PATRICIA A. SMITH
                                          Notary Public In and For
                                          Harris County, TEXAS
                                          My Commission Expires: 6-22-93

                                       8

                        AMENDMENT TO AGREEMENT OF LEASE

     WHEREAS, by Agreement of Lease made and entered into on the 7th day of November, 1969, and filed for recording on November, 1969, and filed for recording on November 28, 1969 under File No. 1157790, and recorded in Book 1099, page 717, of the Records of Conveyance of Calcasieu Parish, Louisiana, Fred Vincent leased to Petro-Tex Chemical Company certain land in Calcasiu Parish, Louisiana, described in Exhibit A attached to said Agreement of Lease and shown on a Plat attached to said Agreement of Lease as Exhibit B; and

     WHEREAS, Fred Vincent and Petro-Tex Chemical Company desire to amend said Agreement of Lease with respect to the description of the lands covered thereby.

     NOW, THEREFORE, in consideration of the premises, Fred Vincent, married to and living with Juanita Vincent, born Cole, a resident of Sugartown, Louisiana, and Petro-Tex Chemical Company, herein represented by its duly authorized Vice President, do hereby agree that Exhibits A and B attached to said Agreement of Lease dated November 7, 1969, shall be and are deleted therefrom, and in lieu thereof, shall be and are attached Exhibit A hereto, being a metes and bounds description of the land covered by said Agreement of Lease, as amended hereby, and Exhibit B hereto, being a plat of the land covered by said Agreement of Lease, as amended hereby, both said Exhibits A and B attached hereto being made a part of said Agreement of Lease dated November 7, 1969 for all purposes.

     The said Fred Vincent hereby leases to Petro-Tex Chemical Company the property described in Exhibits A and B attached hereto on the same terms as provided in said Agreement of Lease dated November 7, 1989, which agreement of Leasse, as amended hereby, is hereby ratified and confirmed.

                                 EXHIBIT "B"

     WITNESS THE EXECUTION HEREOF before the undersigned witnesses on this 31st day of March, 1970.

Witnesses:

                      NEED NAME                            FRED VINCENT
                                                           Fred Vincent
                  RAYMOND F. VINCENT
                                                    PETRO-TEX CHEMICAL COMPANY
Witnesses:
                      NEED NAME                          By Wm. A. McMINN
                                                          Vice President
                    EWELYN MANNING

THE STATE OF
LOUISIANA  Section
    Section
PARISH OF
CALCASIEU  Section

     On this 31st day of March, 1970, before me personally appeared FRED VINCENT, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

     WITNESS my official signature and seal as such notary public on the day, month and year first above written.

                                                        NEED NAME
                                                 Notary Public in and for
                                               Calcasieu Parish, Louisiana

THE STATE OF
TEXAS  Section
    Section
COUNTY OF
HARRIS  Section

                                       9

     On this 25th day of March, 1970, before me personally appeared W. A. McMinn, to me personally known, who, being by me duly sworn, did say that he is the Vice President of PETRO-TEX CHEMICAL COMPANY and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and the said W. A. McMinn acknowledged said instrument to be the free act and deed of said corporation.

     WITNESS my official signature and seal as such notary public on the day, month and year first above written.

                                                   BERNICE L. HAVERLAND
                                                 Notary Public in and for
                                                   Harris County, Texas
                                           My commission expires June 1, 1971.

                                   EXHIBIT A

     Commencing at the southwest corner of the Southwest Quarter of the Southeast Quarter (SW corner of SW 1/4 of SE 1/4) of Sec. 7, T 10 S, R 9 W. La. Mer., in Calcasieu Parish, Louisiana.

     Thence along the north and south center-line of said Sec. 7, N O degrees 14' E, a distance of 993.5 ft.

     Thence S 89 degrees 49' E, a distance of 118.73' to the east R/W line of State Highway 108 and to the point of commencement.

     Thence continuing S 89 degrees 49' E a distance of 585.50 ft. to the east property line of lessor.

     Thence N O degrees 11' E. along said east property line a distance of 191.5 ft. to the right descending bank of Bayou D'Inde.

     Thence following the meander of the said right descending bank of Bayou D'Inde upstream to intersection of said bank of the bayou with the downstream boundary of leasehold of The Firestone Tire and Rubber Co. as per lease agreement with lessor dated June 14, 1962 and recorded in Calcasieu Parish Files, No. 889407, Book 822, Page 548. Said point is located at the present bank line which has been dredged some 40' more or less inshore from the shore line in 1962 as described in said lease boundaries. This upstream point on the bayou is located N. 71 degrees 42' 30" W. and, at a distance of 454.32' from the downstream point on the bayou.

     Thence S 25 degrees 23' W along said Firestone Lease boundary a distance of 60 ft.

     Thence continuing along said Firestone Lease boundary S 81 degrees 13' W, a distance of 130.63 ft. to the said east right of right of way line of State Highway 108.

     Thence along said right of way line S O degrees 02' E a distance of 258.05 ft. to the point of commencement.

                                       10

                         "PLEASE DESCRIBE THIS PAGE"

                                   EXHIBIT B

                                       11

                          STATE OF LOUISIANA: OFFICE OF THE CLERK OF
                        PARISH OF CALCASIEU: COURT 14th JUDICIAL DIST.
                   I HEREBY CERTIFY, That the above and foregoing is a true
                            and correct copy of Amendment filed of
                           record the 7 of April, 1970 bearing file
                          No. 1169439 IN TESTIMONY WHEREOF, Witness
                 my official signature and seal at Lake Charles, La., on this
                                  7 day of April A. D. 1970.
                                      (REST UNREADABLE)

                                       12